EXHIBIT 31.1

RULES 13a-14(a) AND 15d-14(a) CERTIFICATION

                                 CERTIFICATIONS
                                 --------------
          (Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002,
                             15 U.S.C. Section 78m)

I, J. Philip Hester, Sr., President and Chief Executive Officer of Chestatee Bancshares, Inc., certify that:

1. I have reviewed this annual report on Form 10-QSB of Chestatee Bancshares, Inc. for the quarter ended June 30, 2006.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:
         a. designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
         b. evaluated the effectiveness of the registrant's disclosure controls and procedures as of the end of the period covered by this report based upon such evaluation; and
         c. disclosed in this report any changes in our internal control over financial reporting that occurred during the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, our internal controls over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the our auditors and the audit committee of the registrant's board of directors:
         a. all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and
         b. any fraud, whether or not material, that involves management or other employees who have a significant role in our internal control over financial reporting.


Date: May 11, 2006                  By: /s/ J. Philip Hester, Sr.
      ------------                     -----------------------------------------
                                        J. Philip Hester, Sr., President and CEO
                                        (Principal Executive Officer)

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